CONSOLIDATED STATEMENTS OF OPERATION	7 Months Ended
Dec. 31, 2022 USD ($)
National Holdings Investments Ltd [Member]
Operating expenses:
General and administrative expenses	$ (30,868)
Total operating expenses	(30,868)
Loss(income) from operations	(30,868)
Interest income (expense), net	1
Bank charge	(6)
Loss(income) before income taxes	(30,873)
Net loss(income)	(30,873)
Net loss(income) attributable to ordinary shareholders	$ (30,873)